AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2012

For the periods ended September 30, 2012, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the YTD, 1-, 3-, 5-, and 10-year periods by 50, 101, 34, 48, and 44 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the YTD, 1-, 5-, and 10-year periods by 17, 57, 2, and 1 basis points, respectively, as shown below.

Performance for periods ended September 30, 2012
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.58%	4.49%	6.17%	6.53%	7.01%	5.76%
HIT Total Net Rate of Return	1.48%	4.16%	5.73%	6.07%	6.55%	5.33%
Barclays Capital Aggregate Bond Index	1.59%	3.99%	5.16%	6.19%	6.53%	5.32%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

With concerns over a global slowdown, the sovereign debt crisis in Europe, and uncertainty over U.S. fiscal policy and the impending “fiscal cliff,” central banks including the Federal Reserve have added monetary stimulus, pushing down interest rates on safer investments. Spreads to Treasuries on the HIT’s multifamily mortgage-backed securities (MBS) have tightened dramatically along with other spread products such as corporate securities as investors search for yield in a historically low-rate environment.  In this uncertain market, the HIT continues to generate strong returns.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Very strong performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries contracted significantly.  Ginnie Mae construction loan certificate spreads tightened by 28 basis points (bps), Ginnie Mae permanent loan certificate spreads contracted by 20 bps, and Fannie Mae multifamily DUS securities tightened across structures, with the benchmark 10/9.5 structure tightening by 23 bps and the shorter duration 5/4.5s tightening by 25 bps.

●
The HIT’s overweight to spread-based assets relative to the index.  Interest rate swap spreads tightened across maturities during the quarter, with 2-year, 5-year, and 10-year spreads contracting by 11, 10, and 6 bps, respectively.

●
The portfolio’s underweight to the Treasury sector, as it was the worst performing major sector in the Barclays Aggregate.  The portfolio is structurally underweight to Treasuries, with an 8% allocation compared to 36% in the index at quarter-end.  Slightly countering this positive impact for the HIT was the portfolio’s overweight to the long end of the Treasury curve, which underperformed shorter maturities.  The HIT’s allocation to 20+ year Treasuries was 4.1% compared to 3.7% in the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
Extremely strong performance by corporate bonds, the second best performing major sector in the index with excess returns of 324 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21% of the index as of September 30, 2012.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                            2012 Q3 Highlights

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 36, 132, 316, and 385 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee compared to 74% for the Barclays Aggregate.

The HIT is well-positioned to continue offering competitive returns for Taft-Hartley and public employee pension plan investors.  Low inflation expectations, a significant yield advantage to the benchmark, and the ability to provide diversification make the HIT an attractive fixed-income investment. FHA and GSE programs, in which the HIT has expertise, remain competitive sources of financing.  With a strong pipeline and projections for robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and promote economic development.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.57%	0	5.59
Agencies	+1.11%	+66	3.78
Single family agency MBS (RMBS)	+1.13%	+71	2.34
Corporates	+3.83%	+324	7.20
Commercial MBS (CMBS)	+3.83%	+332	3.16
Asset-backed securities (ABS)	+1.23%	+77	3.22
   Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/2012	9/30/12	Change
3 Month	0.084%	0.094%	0.010%
6 Month	0.155%	0.129%	-0.025%
1 Year	0.206%	0.155%	-0.051%
2 Year	0.303%	0.232%	-0.071%
3 Year	0.395%	0.307%	-0.088%
5 Year	0.719%	0.626%	-0.093%
7 Year	1.106%	1.050%	-0.056%
10 Year	1.646%	1.634%	-0.011%
30 Year	2.754%	2.824%	0.070%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                            2012 Q3 Highlights

Portfolio Data as of September 30, 2012

Net Assets	$4,560,256,606
Portfolio Effective Duration	4.156 years
Portfolio Average Coupon	4.15%
Portfolio Current Yield	3.91%
Portfolio Yield to Worst	2.18%
Convexity	-0.027
Maturity	9.965 years
Average Price	109.16
Number of Holdings	856

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	62.46%
Agency Single-Family MBS	26.30%
U.S. Treasury	7.99%
AAA Private-Label CMBS	0.69%
Cash & Short-Term Securities	2.56%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	26.30%
CMBS – Agency Multifamily*	55.67%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	7.99%
State Housing Bonds	7.12%
Construction & Permanent Mortgages	0.36%
Cash & Short-Term Securities	2.56%
 * Includes multifamily MBS (45.21%), AAA Private-Label CMBS (0.69%), and multifamily Construction MBS (9.77%).

Geographical Distribution of Long-Term Portfolio:2

West	6.99%
Midwest	15.37%
South	2.83%
East	25.92%
National Mortgage Pools	48.89%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                            2012 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	2.55%	5-5.99 years	1.14%
0-0.99 years	14.74%	6-6.99 years	3.35%
1-1.99 years	20.13%	7-7.99 years	4.28%
2-2.99 years	28.05%	8-8.99 years	4.21%
3-3.99 years	7.84%	9-9.99 years	1.33%
4-4.99 years	4.22%	Over 10 years	8.16%

Maturity Distribution (based on average life):

0 – 1 year	6.77%
1 – 2.99 years	39.52%
3 – 4.99 years	27.29%
5 – 6.99 years	4.82%
7 – 9.99 years	11.12%
10 – 19.99 years	3.93%
Greater than 20 years	6.55%

Quality Distribution: 3,4

Government or Agency	93.19%
AAA	0.71%
AA	3.60%
A	2.50%

Bond Sector Distribution: 3,4

MBS	91.80%
Treasury	8.20%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.